Exhibit 99.1

Golden Nugget Online Gaming Inks New York Market Access Deal with Tioga Downs

HOUSTON, Feb. 24, 2021 /PRNewswire/ -- Golden Nugget Online Gaming, Inc. (Nasdaq: GNOG) announced today that it entered into a definitive agreement with Tioga Downs Race Track, LLC. ("Tioga Downs") for future online gaming market access in the state of New York, subject to legislation, regulatory approval, license eligibility and availability.

Following a record year in New Jersey and its recent launch in Michigan, this agreement gives GNOG market access to the state of New York for online casino wagering under a Tioga Downs’ license, regulations permitting. As part of the 20-year agreement, GNOG will pay Tioga Downs, one of only seven commercial and tribal casinos in the state, a percentage of its net gaming revenue, which will be subject to minimum royalty payments for the duration of the term.

With close to 19.5 million residents, New York is the fourth most populous state in the US. Based on the latest revenue trends in New Jersey and Pennsylvania, GNOG believes that the New York online casino market could reach $2 billion Gross Gaming Revenue at maturity. New York is the 9th state where GNOG has gained market access in recent months, regulations and licensing permitting. Across New Jersey, Michigan, Pennsylvania, Illinois, West Virginia, Nevada, Mississippi, Louisiana and New York, GNOG total addressable US online sports betting and casino market is now estimated to be approximately $10 billion at maturity.

Thomas Winter, President of GNOG stated, "We are very excited to sign this long-term partnership with Jeff Gural and Tioga Downs. New York is key to our growth strategy and we look forward to the state embracing online gaming. We will remain focused on securing new market access partners in more US states. With its iconic brand, superior product and award-winning operations, GNOG is uniquely positioned to take advantage of the exponential growth of online gaming in the US.”

“Tioga Downs is excited to partner with one of the best performing online gaming operators in the US. GNOG has one of the most experienced online teams, a historied US casino brand and a proven track record in our neighboring state of New Jersey,” said Tioga Downs owner Jeffery Gural, adding “I’m confident GNOG will bring an exciting product to my home state of New York and together we will generate excellent new revenue streams for GNOG, Tioga and the state of New York.”

About GNOG
Golden Nugget Online Gaming is a leading online gaming company that is considered a market leader by its peers and was first to bring Live Dealer and Live Casino Floor to the United States online gaming market. GNOG was the recipient of 15 eGaming Review North America Awards, including the coveted "Operator of the Year" award in 2017, 2018, 2019 and 2020.

About Tioga Downs

Tioga Downs, which opened in 2006, and expanded to Tioga Downs Casino Resort in December 2016, offers live harness racing, casino gaming, dining, golf, indoor and outdoor live entertainment, and more. Jeff Gural owns Tioga Downs as well as Vernon Downs in Vernon, New York. Since opening the new resort in December 2016, Tioga Downs has expanded its gaming offerings to include 892 slot machines, 28 table games, and a 6-table poker room. The Tioga Downs Casino Resort Hotel spans seven stories and boasts 160 rooms, an events center, a full-service AgeLess SPA, an indoor saltwater pool and Jacuzzi hot tub, an arcade, and a fitness room, as well as many other exciting amenities in season such as, an outdoor saltwater pool and Jacuzzi complete with Cabanas and a private Cabana bar (for hotel guests), an outdoor waterslide and plunge pool, and a full 18-hole Tioga Golf Course located just minutes down the road. The resort also offers a wide variety of food outlets including their famous County Fair Buffet, Virgil’s Real BBQ, and P.J. Clarke’s, among others. Tioga Downs and Vernon Downs have created more than 1,000 family-sustaining jobs and donated millions to nonprofit organizations. For more information on Tioga Downs Casino Resort, please visit www.tiogadowns.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, about us and our industry that involve substantial risks and uncertainties. All statements other than statements of historical facts contained in this press release, including statements regarding market access to the state of New York, guidance, our expected results of operations or financial condition, business strategy and plans, user growth and engagement, product initiatives, and objectives of management for future operations, and the impact of COVID-19 on our business and the economy as a whole, are forward-looking statements. In some cases, you can identify forward-looking statements because they contain words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "expectations," "forecast," "going to," "intend," "may," "plan," "potential," "predict," "project," "propose," "should," "target," "will," or "would" or the negative of these words or other similar terms or expressions. We caution you that the foregoing may not include all of the forward-looking statements made in this press release.

You should not rely on forward-looking statements as predictions of future events. We have based the forward-looking statements contained in this press release primarily on our current expectations and projections about future events and trends that we believe may affect our business, financial condition, results of operations, and prospects. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside GNOG's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include the inability to obtain market access to the state of New York due to the failure of the New York state legislature to pass necessary legislation to allow GNOG the ability to operate its business; costs related to the business combination; the inability to maintain the listing of GNOG's shares on Nasdaq; GNOG’s inability to obtain licensing approval even if appropriate legislation is passed; GNOG's ability to manage growth; GNOG's ability to execute its business plan and meet its projections; potential litigation involving GNOG; changes in applicable laws or regulations, particularly with respect to gaming; general economic and market conditions impacting demand for GNOG's products and services, and in particular economic and market conditions in the media / entertainment / gaming / software industry in the markets in which GNOG's operates; the potential adverse effects of the ongoing global coronavirus (COVID-19) pandemic on capital markets, general economic conditions, unemployment and GNOG's liquidity, operations and personnel, as well as risks, uncertainties, and other factors described in the section entitled "Risk Factors" in GNOG's filings with the SEC, which are available on the SEC's website at www.sec.gov. Additional information will be made available in other filings that we make from time to time with the SEC. In addition, any forward-looking statements contained in this press release are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, including future developments related to the COVID-19 pandemic, except as required by law.

CONTACT: Katelyn Roche Gosslee, Katelyn@dpwpr.com; Mary Ann Cuellar, MaryAnn@dpwpr.com; Dancie Perugini Ware Public Relations, 713-224-9115; Michael Harwell michael.harwell@gnoginc.com 713- 386-8374